UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2008

Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23804	94-3196943
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

(Address of principal executive offices)

(Registrant’s telephone number, including area code):  (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 1, 2008, the Board of Directors of Simpson Manufacturing Co., Inc. (the “Company”) adopted an amendment (the “Amendment”) of the Bylaws of the Company.  The Amendment became effective immediately on its adoption.  The Amendment:

•                  amended the second paragraph of Section 4 of Article II of the Bylaws “Notice of Meetings” to allow notice of a stockholders’ meeting to be given by any means (including electronic communication) authorized by the Delaware General Corporation Law and permitted by Section 14 of and Regulation 14A under the Securities Exchange Act of 1934;

•                  amended Section 5 of Article II of the Bylaws “Advance Notice of Stockholder Business and Stockholder Nominees” by dividing it into subsection 5(A) “Notice of Business (other than Director Nominations)” and subsection 5(B) “Nomination of Directors”;

•                  amended the former first paragraph (now subsection 5(A)) of Section 5 of Article II of the Bylaws to:

•                  (1) clarify that subsection 5(A) applies only to business other than nominations of persons for election as directors; (2) clarify that only a stockholder of record who is entitled to vote at a stockholders’ meeting may propose business under subsection 5(A); and (3) clarify that subsection 5(A) is the exclusive means for a stockholder to bring business before an annual stockholders’ meeting; and

•                  require a stockholder desiring to bring business before a meeting to provide information about:  (1) any “Stockholder Associated Person” (defined in the Amendment as (a) a person controlling or acting in concert with a stockholder, (b) a beneficial owner of securities of the Company that the stockholder holds of record, or (c) an affiliate of the stockholder or any Stockholder Associated Person); (2) the class and number of shares that the stockholder or any Stockholder Associated Person holds of record; and (3) derivative positions, hedging or other transactions or agreements related to the Company’s securities involving the stockholder or any Stockholder Associated Person; and

•                  amended the former second paragraph (now subsection 5(B)) of Section 5 of Article II of the Bylaws to:

•                  (1) require that a stockholder desiring to nominate a person for election as a director be a stockholder of record at the time of giving notice of the nomination; and (2) clarify that subsection 5(B) is the exclusive means for a stockholder to make such a nomination;

•                  (1) make explicit that “beneficial ownership” has the meaning of that term in Rule 13d-3 under the Securities Exchange Act of 1934; and (2) require that a stockholder desiring to nominate a person for election as a director describe compensatory and other material monetary arrangements between the nominating stockholder or any Stockholder Associated Person and such person; and

•                  require a stockholder desiring to nominate a person for election as a director to provide information about:  (1) any Stockholder Associated Person; (2) the class and number of shares that the stockholder or any Stockholder Associated Person holds of record; and (3) derivative positions, hedging or other transactions or agreements related to the Company’s securities involving the stockholder or any Stockholder Associated Person.

Item 8.01               Other Events.

On August 4, 2008, the Company announced the declaration of a cash dividend in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits

Exhibit No.	Description

3.2	Bylaws of Simpson Manufacturing Co., Inc., as amended through August 1, 2008.
99.1	Press release dated August 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	August 4, 2008	By	/s/ Michael J. Herbert
Michael J. Herbert
Chief Financial Officer